UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         March 23, 2004 (March 8, 2004)
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    New York
                  -------------------------------------------
                 (State or other jurisdiction of incorporation)

           000-30183                                     13-4025362
    (Commission File Number)                  (IRS Employer Identification No.)


                          Guangdong Bian Fang Building
                                   10th Floor
                                   Fujing Road
                        Futian District, Shenzhen 518033
                           People's Republic of China
                     --------------------------------------
                    (address of principal executive offices)


                               +86-13-902-919-295
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective as of March 8, 2004, Minghua Group International Holdings Limited (the "Company") formally engaged Livingston, Wachtell & Co., LLP as its principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2003 and simultaneously the Company dismissed KND & CO. CPA Limited (the "Former Auditor").

      The report of the Former Auditor for the fiscal year ended December 31, 2002 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. The Former Auditor did not act as the Company's independent auditor for the fiscal year ended December 31, 2001.

      The decision to change accountants was recommended, authorized and approved by the board of directors of the Company.

      There were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

      Livingston, Wachtell & Co., LLP did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

      The Company has requested the Former Auditor to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 18, 2004, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

C. Exhibits.

16.1     Letter re change in certifying accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2004

                                    MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                                    By: /s/ Albert Wong
                                      -----------------------------------------
                                            Albert Wong
                                            Chief Executive Officer